--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 19, 1997

                             ---------------------

                            CALI REALTY CORPORATION

             (Exact name of registrant as specified in its charter)

           MARYLAND                        1-13274                 22-3305147
 (state or other jurisdiction            (Commission             (IRS Employer
      or incorporation)                  File Number)            Identification
                                                                    Number)

                 11 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016

       Registrant's telephone number, including area code (908) 272-8000

                                      N/A

         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (b) Pro Forma Financial Information (unaudited)

The pro forma financial information for the Company previously presented as Item 5(b) of the Current Report on Form 8-K dated September 19, 1997 is hereby amended to reflect the actual pricing of, the number of shares issued in and the expected use of proceeds from the public offering priced on October 9, 1997:

    - Condensed consolidated balance sheet as of June 30, 1997.

    - Condensed consolidated statement of operations for the six month period ended June 30, 1997 and the year ended December 31, 1996.

This current report on Form 8-K/A should be read in conjunction with the current report on Form 8-K dated September 19, 1997 which contains, among other things, Audited Combined Financial Statements of the Mack Group as of December 31, 1996 and 1995 and for the three years in the period ended December 31, 1996 and Unaudited Financial Information as of June 30, 1997 and for the six months ended June 30, 1997 and 1996.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Cali Realty Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CALI REALTY CORPORATION
October 10, 1997                By:              /s/ THOMAS A. RIZK
                                     ------------------------------------------
                                                   Thomas A. Rizk
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

October 10, 1997                By:             /s/ BARRY LEFKOWITZ
                                     ------------------------------------------
                                                  Barry Lefkowitz
                                              CHIEF FINANCIAL OFFICER

                            CALI REALTY CORPORATION

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                      JUNE 30, 1997 (DOLLARS IN THOUSANDS)

                                  (UNAUDITED)

    The following unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition by the Company of the Moorestown Buildings, Shelton Place, 200 Corporate, Three Independence (collectively, the "Pre-Mack Events," which are discussed more fully in the Company's Current Report on Form 8-K, dated September 18, 1997), the Transaction (which is discussed more fully in the Company's Current Report on Form 8-K, dated September 19, 1997), and the Company's issuance of 13 million shares of its Common Stock at $39.8125 per share (the "1997 Offering") had occurred on June 30, 1997. This unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statement of operations of the Company and the historical financial statements and notes thereto of the Company included in the Company's Form 10-K for the year ended December 31, 1996 and the Company's Form 10-Q for the six month period ended June 30, 1997, respectively.

    The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position of the Company would have been had the aforementioned acquisition actually occurred on June 30, 1997, nor does it purport to represent the future financial position of the Company.

                                                                                                 PRO FORMA
                                                                 PRO FORMA                      ADJ. FOR THE
                                                                ADJUSTMENTS                     TRANSACTION
                                                    COMPANY     FOR PRE-MACK  PRE-MACK EVENTS     AND 1997       COMPANY
ASSETS                                             HISTORICAL      EVENTS        PRO FORMA        OFFERING    PRO FORMA (L)
                                                  ------------  ------------  ----------------  ------------  --------------
Rental property, net............................  $  1,307,365   $   46,850(a)  $    1,354,215  $  1,205,573(d)  $  2,559,788
Cash and cash equivalents.......................         6,090       --                 6,090        --     (e)         6,090
Unbilled rents receivable.......................        23,648       --                23,648        --              23,648
Deferred charges and other assets, net..........        13,224       --                13,224        --              13,224
Restricted cash.................................         8,218       --                 8,218        --               8,218
Accounts receivable, net........................         3,547       --                 3,547        --               3,547
Mortgage note receivable........................        11,600       (4,350)(b)           7,250      --               7,250
                                                  ------------  ------------  ----------------  ------------  --------------
Total assets....................................  $  1,373,692   $   42,500    $    1,416,192      1,205,573   $  2,621,765
                                                  ------------  ------------  ----------------  ------------  --------------
                                                  ------------  ------------  ----------------  ------------  --------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgages and loans payable.....................  $    553,961   $   42,500(c)  $      596,461  $    340,301(f)  $    936,762
Dividends and distributions payable.............        18,334       --                18,334        --              18,334
Accounts payable and accrued expenses...........        10,582       --                10,582           (422 (g)        10,160
Accrued interest payable........................         1,916       --                 1,916        --               1,916
Rents received in advance and security
  deposits......................................        16,280       --                16,280         10,465(h)        26,745
                                                  ------------  ------------  ----------------  ------------  --------------
Total liabilities...............................       601,073       42,500           643,573        350,344        993,917
                                                  ------------  ------------  ----------------  ------------  --------------
Minority interest of unitholders in
  Operating Partnership.........................        70,911       --                70,911        391,523(i)       462,434
                                                  ------------  ------------  ----------------  ------------  --------------
Stockholders' equity
  Common stock, $.01 par value..................           366       --                   366            130(j)           496
Other stockholders' equity......................       701,342       --               701,342        463,576(k)     1,164,918
                                                  ------------  ------------  ----------------  ------------  --------------
Total stockholders' equity......................       701,708       --               701,708        463,706      1,165,414
                                                  ------------  ------------  ----------------  ------------  --------------
Total liabilities and stockholders' equity......  $  1,373,692   $   42,500    $    1,416,192   $  1,205,573   $  2,621,765
                                                  ------------  ------------  ----------------  ------------  --------------
                                                  ------------  ------------  ----------------  ------------  --------------

                See accompanying footnotes on subsequent pages.

                            CALI REALTY CORPORATION

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                       AS OF JUNE 30, 1997 (IN THOUSANDS)

                                  (UNAUDITED)

(a) Represents the approximate aggregate cost of the acquisitions completed subsequent to June 30, 1997, consisting of the Moorestown Buildings on July 21, 1997 for $10,200; Shelton Place on August 1, 1997 for $15,500; 200
    Corporate on August 15, 1997 for $8,000; and Three Independence on September 3, 1997 for $13,150. (See the Company's Current Report on Form 8-K, dated September 18, 1997 for additional information.)

(b) Represents the partial prepayment of the RM Mortgage Note Receivable received from the sellers of 200 Corporate, certain RM principals, in conjunction with the Company's acquisition of such property. (See the Company's Current Report on Form 8-K, dated September 18, 1997 for additional information.)

(c) Represents the approximate aggregate pro forma drawings on the Company's credit facilities, which were used as the primary means in funding the acquisitions subsequent to June 30, 1997, as listed in note (a) above. (See the Company's Current Report on Form 8-K, dated September 18, 1997 for additional information.)

(d) Represents the estimated aggregate acquisition cost to be incurred by the Company to acquire the Mack Properties based upon the estimated market price of the consideration to be paid as of the time the Transaction was agreed to and announced. The total costs approximate the fair value of the rental property to be acquired and include the following:

Cash............................................................  $ 476,106
Mack Assumed Debt...............................................    302,147
Common Units....................................................    132,721
Preferred Units.................................................    256,075
Warrants........................................................      8,524
Estimated Transaction-related costs.............................     30,000
                                                                  ---------
                                                                  $1,205,573
                                                                  ---------
                                                                  ---------

(e) The following schedule summarizes the pro forma sources and uses of funds in connection with the Transaction:

Net proceeds to be received from the 1997 Offering after estimated underwriting discount and issuance costs of $28,020.............  $ 489,542

Pro forma drawing on the Company's credit facilities..............     38,154

Cash consideration paid (including estimated Transaction-related
  costs of $30,000)...............................................   (506,106)

Cash paid for executive compensation, bonuses and related tax
  obligation payments.............................................    (32,055)

Net cash from estimated closing adjustments at completion of
  Transaction.....................................................     10,465
                                                                    ---------
                                                                    $       0
                                                                    ---------
                                                                    ---------

                            CALI REALTY CORPORATION

                       AS OF JUNE 30, 1997 (IN THOUSANDS)

                                  (UNAUDITED)

(f) Represents the Mack Assumed Debt expected to be assumed by the Company and additional drawings on the Company's credit facilities in connection with the consummation of the Transaction, as follows:

Expected assumed debt with an estimated weighted average interest rate of 7.23 percent............................................  $ 302,147

Additional drawings on the Company's credit facilities............     38,154
                                                                    ---------
                                                                    $ 340,301
                                                                    ---------
                                                                    ---------

(g) Represents amounts that were accrued in the Company's historical accounts as of June 30, 1997 for tax obligation payments in connection with the Company's executive compensation agreements, which are to be paid in connection with completion of the Transaction (see Note (l) below).

(h) Represents adjustments for rents received in advance ($7,278) and security deposits ($3,187) to be received by the Company at the closing of the Transaction.

(i) Reflects the adjustment to minority interest of the unitholders in the Operating Partnership computed as follows:

Common Units......................................................  $ 132,721
Preferred Units...................................................    256,075
Warrants..........................................................      8,524
Minority interest share of non-recurring charges [see Note (k)
  below]..........................................................     (5,797)
                                                                    ---------
                                                                    $ 391,523
                                                                    ---------
                                                                    ---------

(j) Reflects the issuance of 13 million shares of the Company's Common Stock with a par value of $.01 per share.

                            CALI REALTY CORPORATION

                       AS OF JUNE 30, 1997 (IN THOUSANDS)

                                  (UNAUDITED)

(k) Reflects the issuance of 13 million shares of the Company's Common Stock with a par value of $.01 per share, at $39.8125 per share. The following table sets forth the adjustments to Other stockholders' equity:

Net proceeds to be received from the 1997 Offering after estimated underwriting discount and issuance costs of $28,020, (net of
  $130 for par value).............................................  $ 489,412

Recording of the financial accounting value ascribed to the
  beneficial conversion feature inherent in the Preferred Units upon issuance. The Preferred Units are immediately convertible into Common Units at $34.65 per Common Unit, which is an amount that is expected to be less than the market price of the Common
  Stock (assumed to be $39.8125 per share for purposes of this pro forma information) as of the date the Preferred Units are
  issued..........................................................     37,196

Recording of amortization for the beneficial conversion feature inherent in the Preferred Units as they are immediately
  convertible into Common Units upon consummation of the
  Transaction (1).................................................    (37,196)

Expensing of previously unamortized stock compensation recorded in connection with the Company's executive compensation agreements, which will fully vest on an accelerated basis as a result of the
  consummation of the Transaction (1).............................    (10,063)

Tax obligation payments related to stock compensation (net of $422
  previously accrued) (1).........................................     (4,648)

Elimination of unamortized stock compensation previously recorded
  in equity.......................................................     10,063

Additional executive compensation and bonuses to be paid only upon
  consummation of the Transaction (1).............................    (26,985)

Allocation to minority interest based upon post-Transaction
  ownership.......................................................      5,797
                                                                    ---------
                                                                    $ 463,576
                                                                    ---------
                                                                    ---------

(l) See following Estimated Pro Forma Results for Permitted Transaction Alternatives.

------------------------

(1) Reflects the adjustments to historical net earnings for non-recurring charges, which will be incurred in connection with the Transaction and will be recorded in the Company's statement of operations for the period in which they are incurred.

                            CALI REALTY CORPORATION

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

                      AND THE YEAR ENDED DECEMBER 31, 1996

    The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 are presented as if each of the following had occurred on January 1, 1996: (i) the partial prepayment by the Company of its Mortgage Financing ("Partial Prepayment") in 1996, (ii) the disposition by the Company of its property at 15 Essex Road in Paramus, New Jersey ("Essex Road") in 1996, (iii) the acquisition by the Company of the properties known as 103 Carnegie, Rose Tree, the Mount Airy Road Buildings, Five Sentry Parkway, Harborside, Whiteweld Centre, One Bridge Plaza and Airport Center in 1996, (iv) the net proceeds received by the Company as a result of its common stock offering of 3,450,000 shares on August 13, 1996 (the "August Offering"), (v) the net proceeds received by the Company as a result of the Company common stock offering of 17,537,500 shares on November 22, 1996 (the "November Offering"), (vi) completion by the Company of the Pre-Mack Events, (which are more fully discussed in the Company's Current Report on Form 8-K, dated September 18, 1997), (vii) completion by the Company of the Transaction (which is more fully discussed in the Company's Current Report on Form 8-K, dated September 19, 1997), and (viii) the 1997 Offering. Items (i) through (v) above are to be collectively referred to as the "1996 Events."

    Such pro forma information is based upon the historical consolidated results of operations of the Company for the six months ended June 30, 1997 and for the year ended December 31, 1996, after giving effect to the transactions described above. The pro forma condensed consolidated statements of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company and the historical financial statements and notes thereto of the Company included in the Company's Form 10-Q for the six months ended June 30, 1997 and in the Company's Form 10-K for the year ended December 31, 1996.

    The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations for future periods.

                            CALI REALTY CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                           PRO FORMA
                                                                                           ADJ. FOR
                                                                                          THE TRANS-
                                                                                          ACTION AND
                                                PRO FORMA ADJ.   PRE-MACK    HISTORICAL      1997
                                     COMPANY     FOR PRE-MACK     EVENTS      THE MACK     OFFERING       COMPANY
REVENUES                           HISTORICAL       EVENTS       PRO FORMA      GROUP         (G)      PRO FORMA(M)
                                   -----------  --------------  -----------  -----------  -----------  -------------
Base rents.......................   $  93,180     $   10,734(a)  $ 103,914    $  64,521    $   3,963(e)  $   172,398
Escalations and recoveries from
  tenants........................      14,279          1,198(a)     15,477        7,774       --             23,251
Parking and other................       3,598            524(a)      4,122        5,587       --              9,709
                                                        (956)                                   (350)
Interest income..................       1,640               (b)        684          350             (f)          684
                                   -----------       -------    -----------  -----------  -----------  -------------
Total revenues...................     112,697         11,500       124,197       78,232        3,613        206,042
                                   -----------       -------    -----------  -----------  -----------  -------------

EXPENSES
Real estate taxes................      11,929          1,339(a)     13,268        7,833       --             21,101
Utilities........................       7,940            939(a)      8,879        6,782       --             15,661
Operating services...............      13,773          1,634(a)     15,407        9,960       --             25,367
General and administrative.......       6,927            730(a)      7,657        3,531       --             11,188
                                                                                              (1,661)
Depreciation and amortization....      16,844          1,873(a)     18,717       13,717             (h)       30,773
                                                                                             (17,746)
Interest expense.................      17,152          2,058(c)     19,210(c)     29,975            (i)       31,439
                                   -----------       -------    -----------  -----------  -----------  -------------
Total expenses...................      74,565          8,573        83,138       71,798      (19,407)       135,529
                                   -----------       -------    -----------  -----------  -----------  -------------
Income before minority
  interest.......................      38,132          2,927        41,059        6,434       23,020         70,513
Minority interest................       3,648            491(d)      4,139       --           12,919(j)       17,058
                                   -----------       -------    -----------  -----------  -----------  -------------
Net income.......................   $  34,484     $    2,436     $  36,920    $   6,434    $  10,101    $    53,455
                                   -----------       -------    -----------  -----------  -----------  -------------
                                   -----------       -------    -----------  -----------  -----------  -------------
Weighted average common shares
  outstanding (k)................      36,475                                                                49,674
                                   -----------                                                         -------------
Net income per common share
  (l)............................   $    0.95                                                           $      1.08
                                   -----------                                                         -------------

                            CALI REALTY CORPORATION

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                 (IN THOUSANDS)

(a) Reflects:

    Revenues and expenses for the properties acquired in 1997 by the Company (as reported by the Company on previously-filed Current Reports on Form 8-K and 8-K/A) for the period January 1, 1997 through the earlier of the date of acquisition/completion or June 30, 1997, as follows:

                                                                                            REAL
                                ACQUISITION/        BASE      ESCALATIONS/      OTHER      ESTATE                  OPERATING
PROPERTY/TRANSACTION (1)       COMPLETION DATE    RENTS (2)    RECOVERIES      INCOME       TAXES     UTILITIES    SERVICES
----------------------------  -----------------  -----------  -------------  -----------  ---------  -----------  -----------
1345 Campus Parkway.........  January 28, 1997    $      58     $      19        --       $       7   $       1    $       4
RM Transaction..............  January 31, 1997        5,209           195     $     524         817         379          858
Westlakes...................  May 8, 1997             3,126           866        --             258         362          449
Shelton Place (4)...........  July 31, 1997             982           105        --              80         138          141
200 Corporate...............  August 15, 1997           386            12        --              55           5           73
Three Independence..........  September 3, 1997         973             1        --             122          54          109
                                                 -----------       ------         -----   ---------       -----   -----------
Total Pro Forma Adj. for
  1997 Events...............                      $  10,734     $   1,198     $     524   $   1,339   $     939    $   1,634
                                                 -----------       ------         -----   ---------       -----   -----------
                                                 -----------       ------         -----   ---------       -----   -----------


                                 GENERAL AND
PROPERTY/TRANSACTION (1)       ADMINISTRATIVE    DEPRECIATION (3)
----------------------------  -----------------  -----------------
1345 Campus Parkway.........      $       1          $      12
RM Transaction..............            410                864
Westlakes...................            246                607
Shelton Place (4)...........             51                165
200 Corporate...............              1                 85
Three Independence..........             21                140
                                      -----             ------
Total Pro Forma Adj. for
  1997 Events...............      $     730          $   1,873
                                      -----             ------
                                      -----             ------

------------------------

(1) The Moorestown Buildings were vacant during 1996 and for the six months ended June 30, 1997.

(2) Pro forma base rents are presented on a straight-line basis calculated from January 1, 1996 forward.

(3) Depreciation is based on the building-related portion of the purchase price and associated costs depreciated using the straight-line method over a 40-year life.

(4) Total revenues of $444 and Revenue in excess of certain expenses of $234 for the three months ended March 31, 1997 have been included in both the Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 1997 and year ended December 31, 1996.

                            CALI REALTY CORPORATION

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                 (IN THOUSANDS)

(b) Represents reduction for (i) interest income earned on investments of proceeds from the November 1996 offering ($835) and (ii) interest income earned on the RM Mortgage Receivable as a result of the prepayment in connection with the 200 Corporate acquisition ($121).

(c) The Pre-Mack Events pro forma adjustment to interest expense for the six months ended June 30, 1997 reflects interest on mortgage debt assumed with certain acquisitions and additional borrowings from the Company's credit facilities to fund certain acquisitions. Pre-Mack Events pro forma interest expense for the six months ended June 30, 1997 is computed as follows:

Interest expense on the Initial Mortgage Financing, after the
Partial Prepayment (fixed interest rate of 8.02 percent on $44,313;
and variable rate of 30-day LIBOR plus 100 basis points on
$20,195--weighted average interest rate used is 6.60 percent)......  $   2,443

Interest expense on loan assumed with Fair Lawn acquisition on
March 3, 1995 (fixed interest rate of 8.25 percent on average
outstanding principal balance of approximately $18,605)............        767

Interest expense on mortgages in connection with the Harborside acquisition in 1996 (fixed interest rate of 7.32 percent on
$107,912 and initial rate of 6.99 percent on $42,088)..............      5,421

Interest expense on outstanding borrowings on the Company's credit lines (a variable rate of 30-day LIBOR plus 125 basis points during the period on $114,655; weighted average interest rate used is 6.85
percent)...........................................................      3,927

Interest expense on the Teachers Mortgage assumed with the RM
Transaction on January 31, 1997 (fixed interest rate of 7.18
percent on $185,283)...............................................      6,652
                                                                     ---------

Total Pre-Mack Events pro forma interest expense for the six months ended June 30, 1997:...............................................  $  19,210
                                                                     ---------
                                                                     ---------

(d) Represents Pre-Mack Events pro forma income allocated to the pro forma weighted average minority interest (Units) in Cali Realty L.P. (the Operating Partnership) for the period of 10.08 percent.

(e) Represents adjustment necessary to reflect rental income for the Mack Properties on a straight-lined basis assuming that the Transaction was consummated as of January 1, 1996.

(f) Represents reduction of interest income, which was recorded in the Mack Group Historical Financial Statements.

(g) In connection with the consummation of the Transaction, the Company estimates that it will also recognize the following non-recurring charges, before minority interest, in the Company's Statements

                            CALI REALTY CORPORATION

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                 (IN THOUSANDS)

    of Operations for the period in which the Transaction is completed, which have been excluded from the Company's pro forma operating results:

Expensing of previously unamortized stock compensation recorded in connection with the Company's executive compensation plans which will vest on an accelerated basis as a result of the consummation of the Transaction.................................................  $  10,063

Related tax obligation payments (net of $422 previously accrued)...      4,648

Additional executive compensation and bonuses to be paid only upon
consummation of the Transaction....................................     26,985

Amortization of the beneficial conversion feature inherent in the
Preferred Units (as an allocation to minority interest) as they are immediately convertible into Common Units upon consummation of the
Transaction........................................................     37,196
                                                                     ---------

                                                                     $  78,892
                                                                     ---------
                                                                     ---------

(h) Represents adjustment to reflect depreciation expense related to the Mack Properties to be acquired by the Company based on estimated relative fair value of buildings and improvements ($964,458) as of the date of acquisition, as follows:

Pro forma depreciation expense.....................................................  $  12,056

Mack Group Historical..............................................................     13,717
                                                                                     ---------

                                                                                     $   1,661
                                                                                     ---------
                                                                                     ---------

(i) Reflects reduction of interest expense relating to the Transaction. Proforma interest expense is computed as follows:

Interest on expected assumed debt ($302,147) with a weighted average interest rate of 7.23 percent....................................................................  $  10,923

Interest on drawings on the Company's credit facilities of $38,154 at a weighted
average interest rate of 6.85 percent..............................................      1,306
                                                                                     ---------

                                                                                     $  12,229

Mack Group Historical..............................................................  $  29,975
                                                                                     ---------

                                                                                     $  17,746
                                                                                     ---------
                                                                                     ---------

                            CALI REALTY CORPORATION

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                 (IN THOUSANDS)

(j) Represents minority interest computed as follows:

Income before extraordinary item and minority interest..................  $  70,513

Dividend yield of 6.75 percent on the Preferred Units with a par value
of $249,656.............................................................             $   8,426

Income allocable to common stockholders in the Company and unitholders in the Operating Partnership............................................  $  62,087
                                                                          ---------

Allocation to minority interest based upon weighted average percentage
of Common Units outstanding of 13.90 percent............................                 8,632
                                                                                     ---------

Total minority interest.................................................                17,058
                                                                                     ---------

Pre-Mack Events pro forma...............................................                 4,139
                                                                                     ---------

                                                                                     $  12,919
                                                                                     ---------
                                                                                     ---------

(k) The following is a reconciliation of the historical weighted average shares outstanding to the pro forma primary weighted average shares outstanding (shares in thousands):

Historical weighted average shares outstanding.......................................     36,475

Shares issued in connection with the 1997 Offering...................................     13,000

Vesting of 199 shares on an accelerated basis as a result of the Transaction.........        199
                                                                                       ---------

Pro forma weighted average shares outstanding........................................     49,674
                                                                                       ---------
                                                                                       ---------

(l) Fully-diluted pro forma net income per share is not presented since common stock equivalents and the Preferred Units are not dilutive.

(m) See following Estimated Pro Forma Results for Permitted Transaction Alternatives.

                            CALI REALTY CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                                      PRO FORMA
                                               PRO FORMA    PRO FORMA                  THE MACK     ADJ. FOR THE
                                               ADJ. FOR     ADJ. FOR     PRE-MACK       GROUP      TRANSACTION AND    COMPANY
                                   COMPANY       1996       PRE-MACK      EVENTS      HISTORICAL    1997 OFFERING    PRO FORMA
                                 HISTORICAL   EVENTS (A)   EVENTS (B)    PRO FORMA       (C)             (H)            (N)
                                 -----------  -----------  -----------  -----------  ------------  ---------------  -----------
REVENUES
Base rents.....................   $  76,922    $  49,087    $  76,655    $ 202,664    $  128,066      $   7,559(f)   $ 338,289
Escalations and recoveries from
  tenants......................      14,429        8,870        8,230       31,529        16,984         --             48,513
Parking and other..............       2,204          190        4,428        6,822         3,233         --             10,055
Interest income................       1,917       --             (738)(c)      1,179         469           (469)(g)      1,179
                                 -----------  -----------  -----------  -----------  ------------  ---------------  -----------
Total revenues.................      95,472       58,147       88,575      242,194       148,752          7,090        398,036
                                 -----------  -----------  -----------  -----------  ------------  ---------------  -----------
EXPENSES
Real estate taxes..............       9,395        5,144       11,039       25,578        15,367         --             40,945
Utilities......................       8,138        3,313        6,619       18,070        14,143         --             32,213
Operating Services.............      12,129        6,452       12,277       30,858        19,507         --             50,365
General and administrative.....       5,800        3,020        4,965       13,785         7,309         --             21,094
Depreciation and
  amortization.................      15,812        8,133       13,021       36,966        28,069         (3,958)(i)     61,077
Interest expense...............      12,677       --           25,608(d)     38,285(d)      58,621      (34,206)(j)     62,700
                                 -----------  -----------  -----------  -----------  ------------  ---------------  -----------
      Total expenses...........      63,951       26,062       73,529      163,542       143,016        (38,164)       268,394
                                 -----------  -----------  -----------  -----------  ------------  ---------------  -----------
Income before gain on sale of
  rental property, minority
  interest and extraordinary
  item.........................      31,521       32,085       15,046       78,652         5,736         45,254        129,642
Gain on sale of rental
  property.....................       5,658       (5,658)      --           --            --             --             --
                                 -----------  -----------  -----------  -----------  ------------  ---------------  -----------
Income before minority interest
  and extraordinary item.......      37,179       26,427       15,046       78,652         5,736         45,254        129,642
Minority interest..............       4,760       --            3,263(e)      8,023(e)      --           24,622(k)      32,644
                                 -----------  -----------  -----------  -----------  ------------  ---------------  -----------
Income before extraordinary
  item.........................   $  32,419    $  26,427    $  11,783    $  70,629    $    5,736      $  20,632      $  96,998
                                 -----------  -----------  -----------  -----------  ------------  ---------------  -----------
                                 -----------  -----------  -----------  -----------  ------------  ---------------  -----------
Weighted average common shares
  outstanding (l)..............      18,461                                                                             49,400
                                 -----------                                                                        -----------
Income before extraordinary
  item per common share (m)....   $    1.76                                                                          $    1.96
                                 -----------                                                                        -----------

                            CALI REALTY CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

(a) Reflects:

    Revenues and expenses of the properties acquired in 1996 for the period January 1, 1996 through the date of acquisition, (as reported by the Company on previously-filed Current Reports on Form 8-K) as follows:

                                                                                                                  REAL
                                                    ACQUIS./COMPLETION    BASE      ESCALATIONS/      OTHER      ESTATE
PROPERTY/TRANSACTION                                      DATE          RENTS (2)    RECOVERIES      INCOME       TAXES
--------------------------------------------------  -----------------  -----------  -------------  -----------  ---------
Carnegie..........................................    March 20, 1996    $     386     $      31        --       $      54
Rose Tree.........................................       May 2, 1996        1,312           115        --             165
Mt. Airy Bldgs. ..................................     July 23, 1996          665           101        --             101
Harborside........................................   November 4, 1996      30,884         7,037     $     166       3,096
Five Sentry.......................................   November 7, 1996       1,663        --            --             148
                                                        December 10,
Whiteweld.........................................              1996        3,890           326        --             430
                                                        December 16,
One Bridge Plaza..................................              1996        3,597           293        --             420
                                                        December 17,
Airport Center....................................              1996        6,953         1,004            24         780
                                                                       -----------       ------         -----   ---------
Total Pro Forma Adj. for 1996 acquisitions........                      $  49,350     $   8,907     $     190   $   5,194
                                                                       -----------       ------         -----   ---------

Revenues and expenses of the property disposed of in 1996 for the period January 1, 1996 through the date of disposition, as follows:

Essex Road........................................    March 20, 1996         (263)          (37)       --             (50)
                                                                       -----------       ------         -----   ---------

Reduction of expense as a result of the Partial Prepayment in 1996, for the period January 1, 1996 through the Partial
 Payment date, as follows:

Partial Prepayment................................    March 12, 1996       --            --            --          --
                                                                       -----------       ------         -----   ---------
Total Pro Forma Adj. for 1996 Events..............                      $  49,087     $   8,870     $     190   $   5,144
                                                                       -----------       ------         -----   ---------
                                                                       -----------       ------         -----   ---------


                                                                  OPERATING     GENERAL AND
PROPERTY/TRANSACTION                                 UTILITIES    SERVICES    ADMINISTRATIVE   DEPRECIATION (3)
--------------------------------------------------  -----------  -----------  ---------------  -----------------
Carnegie..........................................   $      56    $      58      $      11         $      49
Rose Tree.........................................         180          179             43               215
Mt. Airy Bldgs. ..................................      --                4             51               107
Harborside........................................         906        3,633          2,048             5,332
Five Sentry.......................................          32          325             88               246

Whiteweld.........................................         748          543            158               733

One Bridge Plaza..................................         412          659            237               585

Airport Center....................................       1,035        1,129            395               953
                                                    -----------  -----------        ------            ------
Total Pro Forma Adj. for 1996 acquisitions........   $   3,369    $   6,530      $   3,031         $   8,220
                                                    -----------  -----------        ------            ------
Revenues and expenses of the property disposed of
 as follows:
Essex Road........................................         (56)         (78)           (11)              (81)
                                                    -----------  -----------        ------            ------
Reduction of expense as a result of the Partial Pr
 Payment date, as follows:
Partial Prepayment................................      --           --             --                    (6)
                                                    -----------  -----------        ------            ------
Total Pro Forma Adj. for 1996 Events..............   $   3,313    $   6,452      $   3,020         $   8,133
                                                    -----------  -----------        ------            ------
                                                    -----------  -----------        ------            ------

                            CALI REALTY CORPORATION
 NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

(b) Reflects:

    Revenues and expenses for the properties acquired in 1997 by the Company (as reported by the Company on previously-filed Current Reports on Form 8-K and 8-K/A), for the year ended December 31, 1996, as follows:

                                                                                                                  REAL
                                            AQUIS./COMPLETION             BASE      ESCALATIONS/      OTHER      ESTATE
PROPERTY/TRANSACTION (1)                           DATE                 RENTS (2)    RECOVERIES      INCOME       TAXES
-----------------------------------  --------------------------------  -----------  -------------  -----------  ---------
1345 Campus Parkway................           January 28, 1997          $     698     $     165        --       $      90
RM Transaction.....................           January 31, 1997             63,083         5,483     $   4,393       9,870
Westlakes..........................                May 8, 1997              8,659         2,347        --             610
Shelton Place (4)..................              July 31, 1997              2,180           193        --             161
200 Corporate......................            August 15, 1997                850            38            35          85
Three Independence.................          September 3, 1997              1,185             4        --             223
                                                                       -----------       ------    -----------  ---------
Total Pro Forma Adj. for Pre-Mack
  Events...........................                                     $  76,655     $   8,230     $   4,428   $  11,039
                                                                       -----------       ------    -----------  ---------
                                                                       -----------       ------    -----------  ---------


                                                   OPERATING     GENERAL AND     DEPRECIATION
PROPERTY/TRANSACTION (1)              UTILITIES    SERVICES    ADMINISTRATIVE         (3)
-----------------------------------  -----------  -----------  ---------------  ---------------
1345 Campus Parkway................   $      25    $     103      $      20        $     143
RM Transaction.....................       4,944        9,876          3,997           10,364
Westlakes..........................       1,216        1,627            772            1,734
Shelton Place (4)..................         320          292             93              329
200 Corporate......................      --              146             36              170
Three Independence.................         114          233             47              281
                                     -----------  -----------        ------          -------
Total Pro Forma Adj. for Pre-Mack
  Events...........................   $   6,619    $  12,277      $   4,965        $  13,021
                                     -----------  -----------        ------          -------
                                     -----------  -----------        ------          -------

------------------------

(1) The Moorestown Buildings were vacant during 1996.

(2) Pro Forma base rents are presented on a straight-line basis calculated from January 1, 1996 forward.

(3) Depreciation is based on the building-related portion of the purchase price and associated costs depreciated using the straight-line method over a 40-year life.

(4) Revenues and certain expenses for Shelton Place reasonably reflect the operations of the property for the period April 1, 1996 through March 31, 1997. Total revenues of $444 and Revenue in excess of certain expenses of $234 for the three months ended March 31, 1997 have been included in both the Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 1997 and year ended December 31, 1996.

                            CALI REALTY CORPORATION

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(c) Represents reduction for interest income earned on investments of proceeds from the November 1996 Offering ($1,463), net of additional interest income earned on the RM Mortgage Receivable ($725).

(d) The pro forma adjustment to interest expense for the year ended December 31, 1996 (for the Pre-Mack Events) reflects interest on mortgage debt assumed with certain acquisitions and additional borrowings from the Company's credit facilities to fund acquisitions. Pro forma interest expense for the year ended December 31, 1996 is computed as follows:

Interest expense on the Initial Mortgage Financing, after the
  Partial Prepayment (fixed interest rate of 8.02 percent on
  $44,313 and variable rate of 30-day LIBOR plus 100 basis points on $20,195; weighted average interest rate used is 6.46
  percent).........................................................  $   4,867
Interest expense on loan assumed with Fair Lawn acquisition on
  March 3, 1995 (fixed interest rate of 8.25 percent on average
  outstanding principal balance of approximately $18,605)..........      1,535
Interest expense on mortgages in connection with the Harborside acquisition on November 4, 1996 (fixed interest rate of 7.32 percent on $107,912 and initial rate of 6.99 percent on
  $42,088).........................................................     10,841
Interest expense on outstanding borrowings on the Company's credit lines (a variable rate of 30-day LIBOR plus 125 basis points during the period on $114,655; weighted average interest rate
  used is 6.75 percent)............................................      7,739
Interest expense on Teachers Mortgage assumed with the RM
  Transaction on January 31, 1997 (fixed interest rate of 7.18
  percent on $185,283).............................................     13,303
                                                                     ---------
Pre-Mack Events pro forma interest expense for the year ended
  December 31, 1996................................................  $  38,285
                                                                     ---------
                                                                     ---------

(e) Represents pro forma income for 1996 Events and Pre-Mack Events allocated to the pro forma weighted average minority interest (Units) in Cali Realty L.P. (the Operating Partnership) of 10.20 percent.

(f) Represents adjustment necessary to reflect rental income on a straight line basis assuming that the Transaction was consummated as of January 1, 1996.

(g) Represents reduction of interest income, which was recorded in the Mack Group Historical Financial Statements.

(h) In connection with the consummation of the Transaction, the Company estimates that it will also recognize the following non-recurring charges before minority interest in the Company's Statement of

                            CALI REALTY CORPORATION

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

    Operations for the period in which the Transaction is completed, which have been excluded from the Company's pro forma operating results:

Expensing of previously unamortized stock compensation recorded in connection with the Company's executive compensation plans which will vest on an accelerated basis as a result of the consummation of the Transaction...............................................  $  10,063
Related tax obligation payments (net of $422 previously accrued)...      4,648
Additional executive compensation and bonuses to be paid only upon
  consummation of the Transaction..................................     26,985
Amortization of the beneficial conversion feature inherent in the
  Preferred Units (as an allocation to minority interest) as they are immediately convertible into Common Units upon consummation
  of the Transaction...............................................     37,196
                                                                     ---------
                                                                     $  78,892
                                                                     ---------
                                                                     ---------

(i) Represents adjustment to reflect depreciation expense related to the Mack Properties to be acquired by the Company based on estimated relative fair value of buildings and improvements ($964,458) as of the date of acquisition as follows:

Pro forma depreciation expense.....................................................  $  24,111
Mack Group Historical..............................................................     28,069
                                                                                     ---------
                                                                                     $   3,958
                                                                                     ---------
                                                                                     ---------

(j) Reflects reduction of interest expense relating to the Transaction. Proforma interest expense is computed as follows:

Interest on expected assumed debt ($302,147) with an estimated weighted average interest rate of 7.23 percent....................................................  $  21,845
Interest on drawings on the Company's credit facilities of $38,154 at a weighted
  average interest rate of 6.75 percent............................................      2,570
                                                                                     ---------
                                                                                        24,415
Mack Group Historical..............................................................     58,621
                                                                                     ---------
                                                                                     $  34,206
                                                                                     ---------
                                                                                     ---------

                            CALI REALTY CORPORATION

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(k) Represents minority interest computed as follows:

Income before extraordinary item and minority interest.................  $  129,642
Dividend yield of 6.75 percent on the preferred units with a par value
of $249,656............................................................              $  16,852
Income allocable to common stockholders in the Company and unitholders in the Operating Partnership...........................................  $  112,790
                                                                         ----------
Allocation to minority interest based upon weighted average percentage
of Common Units outstanding of 14.00 percent, respectively.............                 15,792
                                                                                     ---------
Minority interest......................................................                 32,644
Pre-Mack Events pro forma..............................................                  8,023
                                                                                     ---------
                                                                                     $  24,621
                                                                                     ---------
                                                                                     ---------

(l) The following is a reconciliation of the historical primary weighted average shares outstanding to the pro forma weighted average shares outstanding (shares in thousands):

Historical weighted average shares outstanding.....................................     18,461
Shares issued in connection with the the November 1996 offering....................     17,538
Issued in connection with the August 1996 offering.................................      3,450
Adjustment for period of year during which shares issued with the 1996 offerings
were outstanding...................................................................     (3,248)
Shares issued in connection with the 1997 Offering.................................     13,000
Vesting of 199 shares on an accelerated basis as a result of the Transaction.......        199
                                                                                     ---------
Pro forma weighted average shares outstanding......................................     49,400
                                                                                     ---------
                                                                                     ---------

(m) Fully-diluted pro forma income before extraordinary item per share is not presented since common stock equivalents and the Preferred Units are not dilutive.

(n) See following Estimated Pro Forma Results for Permited Transaction Alternatives.

                            CALI REALTY CORPORATION

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

ESTIMATED PRO FORMA RESULTS FOR PERMITTED TRANSACTION ALTERNATIVES

    Consummation of the transaction is conditioned upon, among other things, the receipt by Mack of certain partner, tenant and third party consents. To the extent Mack cannot obtain such consents, Mack may eliminate certain properties from the Transaction. Such eliminated properties are not to exceed 20 percent of the aggregate value of the Mack properties.

    If the maximum amount of such properties (20 percent) were excluded from the Transaction, estimated pro forma total assets, total liabilities, minority interest and stockholders' equity as of June 30, 1997 may approximate $2,387,937, $806,404, $416,414 and $1,165,119, respectively. Under the
Agreement, a reduction in the purchase price due to exclusion of properties is allocated to (1) reduce debt assumed by the greater of 26 percent of the allocated purchase price for such property or the outstanding debt on such property to be assumed (assumed to be 26 percent for this pro forma), (2) reduce cash paid up to $79,904, subject to certain elections by Mack to lower the cash reduction and take fewer Preferred and Common Units ($79,904 cash reduction assumed for this pro forma) and (3) reduce cash paid, Preferred and Common Units by 51.5 percent, 32.3 percent and 16.2 percent of the remaining price reduction. In this situation, estimated total revenues, income before minority interest, net income and net income per common share may be $189,673, $68,641, $53,138 and $1.07, respectively for the six months ended June 30, 1997 and $366,867, $127,361, $97,558 and $1.97, respectively for the year ended December 31, 1996.

    Also, as described in the Agreement, Mack may elect to further reduce the amount of cash consideration, in exchange for additional debt assumption, up to $60,429. Such a situation would result in lower borrowings under the Company's credit facility.